Subsequent Events (Unaudited)	12 Months Ended
May. 02, 2015
Subsequent Events (Unaudited)
23.	Subsequent Events (Unaudited)

On June 5, 2015, the Company entered into Conversion Agreements with five existing beneficial owners (Series J Holders) of its Preferred Stock, pursuant to which each of the Series J Holders has agreed to convert (Conversion) shares of Preferred Stock it beneficially owns into shares of the Company’s common stock, par value $0.001 per share (Company Common Stock), and will in addition receive a cash payment from the Company in connection with the Conversion. The Series J Holders have agreed to convert an aggregate of 103,995 shares of Preferred Stock into 6,117,347 shares of Company Common Stock in the Conversion, and the Company has agreed to make an aggregate cash payment to the Series J Holders of $8,104 plus cash in lieu of fractional shares in connection with the Conversion, in each case, subject to adjustment under certain circumstances. The Company expects to issue the shares of Company Common Stock to be issued in the Conversion on or about July 9, 2015.

The number of shares of Company Common Stock to be issued was determined based on a conversion ratio of 58.8235 shares of Company Common Stock per share of Preferred Stock converted, which is the conversion rate in the Certificate of the Designations with respect to the Preferred Stock dated as of August 18, 2011.